UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 31, 2018

PROTAGENIC THERAPEUTICS, INC.
(Exact name of Company as specified in its charter)

Delaware	000-51353	06-1390025
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

149 Fifth Avenue, Suite 500, New York, NY	10010
(Address of principal executive offices)	(Zip Code)

212-994-8200
(Company’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.03. Amendments to Articles of Incorporation or Bylaws.

On May 31, 2018, the Board of Directors of Protagenic Therapeutics, Inc. (the “Company”) adopted Second Amended and Restated Bylaws (“New Bylaws”), which became effective immediately upon adoption and amended and restated the Company’s then-existing Bylaws (“Old Bylaws”). The New Bylaws are intended to permit the Board to hold a virtual stockholder meeting by means of remote communication if the Board determines to do so. To provide greater clarity, the Board amended Section 1 of the Old Bylaws by adding a new subsection (b). This summary is qualified by reference to the complete text of the New Bylaws attached as Exhibit 3.1 hereto and incorporated herein by reference.

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Item 9.01 Financial Statements and Exhibits.

Exhibits	Description of Exhibit

3.1*	Second Amended and Restated Bylaws of Protagenic Therapeutics, Inc.

*Filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

PROTAGENIC THERAPEUTICS, INC.

Date:	May 31, 2018	By:	/s/ Alexander K. Arrow
		Name:	Alexander K. Arrow, MD
		Title:	Chief Financial Officer

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